UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014 (December 30, 2013)

ENVISION HEALTHCARE HOLDINGS, INC.

ENVISION HEALTHCARE CORPORATION

(Exact name of each registrant as specified in its charter)

Delaware	001-36048 001-32701	45-0832318 20-3738384
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200
(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 30, 2013, each of Accent Home Health Care Inc., Agape Health Care Agency, LLC., APH Laboratory Services, Inc., Care Connection of Cincinnati LLC, CMORx, LLC, EMSC ServicesCo, LLC, Evolution Health LLC, Evolution Mobile Imaging, LLC, Gem City Home Care, LLC., Greater Pinellas Transportation Management Services, Inc., Guardian Health Care, Inc., Guardian Healthcare Group, Inc., Guardian Healthcare Holdings, Inc., Guardian Ohio Newco, LLC, Health Priority Home Care, Inc., JLM Healthcare, Inc., KMAC, Inc., Oherbst, Inc., Rose Radiology, LLC, S. Fisher & S. Thomas Inc., Spotlight Holdco LLC, T.M.S. Management Group, Inc., TKG, Inc., Transportation Management Services of Brevard, Inc., and Velita Smith Home Health, Inc. (collectively, the “Additional Guarantors”) agreed pursuant to a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), among Envision Healthcare Corporation (the “Company”), the Additional Guarantors and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee (the “Trustee”), to be a “Subsidiary Guarantor” under the terms of the Indenture, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified, the “Indenture”), among the Company, as issuer, the existing guarantors party thereto, and the Trustee, and to guarantee on a senior basis the prompt payment when due of the principal and premium, if any, interest and other monetary obligations in respect of debt securities issued by the Company pursuant to the Indenture. The Additional Guarantors are indirect, wholly-owned subsidiaries of the Company.

This description of the Fifth Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Fifth Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description

4.1

Fifth Supplemental Indenture, dated as of December 30, 2013, by and among Envision Healthcare Corporation, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the Indenture, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time), among Envision Healthcare Corporation, the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

January 6, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE CORPORATION
(Registrant)

January 6, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

4.1

Fifth Supplemental Indenture, dated as of December 30, 2013, by and among Envision Healthcare Corporation, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the Indenture, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time), among Envision Healthcare Corporation, the guarantors party thereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee.